UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2007 (October 4, 2007)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 689-1535

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events

On October 4, 2007, Silverado Gold Mines Ltd. (the “Company”) issued a press release (the “Press Release”) announcing that 94.03 kilograms of fine concentrates recovered from the Company’s processing of over 18,000 yards of frozen gold bearing gravels, mined underground during the winter of 2006-2007, have yielded 915.06 troy ounces of gold. The fine concentrate, therefore, contained 30% gold, which when combined with the 2811.74 troy ounces of nugget gold recovered this year, totals 3726.80 troy ounces. In addition, the fine concentrates yielded 65.10 troy ounces of silver or 2.15% silver. The value received for the fine gold and silver sold on October 1, 2007 was $668,386.79 (after smelting costs).

The 3726.80 ounces of placer gold has yielded a great deal of additional information about the lode source of these nuggets. The gold is approximately four times the amount recovered in the prior year.

The foregoing summary of the Press Release does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Document
No.

99.1	Press Release dated October 4, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2007	SILVERADO GOLD MINES LTD.

	By:	/s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer